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                                                                       EXHIBIT H

                                    JOINT FILING AGREEMENT

    The undersigned each agree that (i) the statement on Schedule 13D relating to the common stock, par value $0.01 per share, of Brigham Exploration Company has been adopted and filed on behalf of each of them, (ii) all future amendments to such statement on Schedule 13D will, unless written notice to the contrary is delivered as described below, be jointly filed on behalf of each of them, and
(iii) the provisions of Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 apply to each of them. This agreement may be terminated with respect to the obligation to jointly file future amendments to such statement on Schedule 13D as to any of the undersigned upon such person giving written notice thereof to each of the other persons signatory hereto, at the principal office thereof.

    EXECUTED as of March 27, 2000

                                               SHELL CAPITAL INC.


                                               By:    /s/ R.W. Leftwich
                                                  ------------------------------
                                               Name:  R.W. Leftwich
                                                    ----------------------------
                                               Title: President
                                                     ---------------------------

                                               SHELL OIL COMPANY


                                               By:    /s/ R.W. Leftwich
                                                  ------------------------------
                                               Name:  R.W. Leftwich
                                                    ----------------------------
                                               Title: Treasurer
                                                     ---------------------------


                                               SHELL PETROLEUM INC.


                                               By:    /s/ R.W. Leftwich
                                                  ------------------------------
                                               Name:  R.W. Leftwich
                                                    ----------------------------
                                               Title: Assistant Treasurer
                                                     ---------------------------